UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 25, 2006

                       CHASE MORTGAGE FINANCE CORPORATION
               (Issuer in respect of Chase Mortgage Finance Trust,
                      Series 2005-S3) (the "Certificates")
             (Exact name of registrant as specified in its charter)

Delaware                          333-110968-07             52-1495132
--------                          -------------             ----------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)

194 Wood Avenue South, 3rd Floor, Iselin, NJ                   08830
--------------------------------------------             ----------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On or about January 25, 2006, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2005-S3 as contemplated by the Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, JPMorgan Chase Bank, National Association and Wachovia Bank, N.A., dated as of October 1, 2005 (the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.              Description
-----------              -----------

   99.1 Monthly Reports with respect to the January 25, 2006 distribution.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                       (f/k/a "The Chase Manhattan Bank"),
                                       As Paying Agent, on behalf of
                                       Chase Mortgage Finance Corp.

                                       By: /s/ Andrew M. Cooper
                                           -------------------------------
                                       Name: Andrew M. Cooper
                                       Title:  Assistant Vice President
                                       Date: February 10, 2006

                                       INDEX TO EXHIBITS
                                       -----------------

Exhibit No.                            Description
-----------                            -----------

   99.1 Monthly Reports with respect to the distribution to certificateholders on January 25, 2006.